UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2019

TARGET GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55066	46-3621499
State or other jurisdiction incorporation	Commission File Number IRS Employer	Identification No.

55 Administration Road, Unit 13, Vaughan, Ontario, Canada L4K 4G9
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (647) 927-4644

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

For an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Emerging Growth Company ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchanges on which registered

N/A	N/A	N/A

Section 5-	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 14, 2019, Azmatali Mehrali was appointed Chief Financial Officer of the Company. Since 2006, Mr. Mehrali has served as President of a private CFO consulting business that provides regulatory and financial services to start-up brokerage firms in Canada. With over 30 years of financial services experience, he has also been CFO for several firms including Wells Fargo Canada Securities, Brookfield Securities, and Virtual Brokers. He served as Vice President, Finance at Genuity Capital Markets, Assistant Controller at Investment Technology Group Canada, and Director of Finance at CIBC World Markets. More recently, Mr. Mehrali has provided consulting services to medicinal cannabis start-ups across North America, particularly in Canada, as they prepare for a public listing.

Mr. Mehrali’s annual salary will be CDN$200,000 payable in equal bi-weekly monthly installments plus an automobile allowance of CDN$750 per month. In addition, Mr. Mehrali will be eligible to receive bonus compensation and annual stock option grants.

The agreement contains a covenant not to compete whereby Mr. Mehrali agrees that during the term of his employment and for a period of one (1) year after termination that he will not be associated with any other person or entity which is engaged in the same or similar business as the Company’s within the Toronto metropolitan area and within a radius of twenty (20) miles thereof.

The term of employment is five (5) years which can be renewed for additional five year terms unless otherwise terminated upon not less than 180 days prior written notice.

The description of Mr. Mehrali’s employment agreement contained in this Report is not intended to be complete and is qualified in its entirety by reference to the entire agreement which is filed as Exhibit 10.1 and is incorporated into this Report by reference.

Section 7-	Regulation FD

Item 7.01	Regulation FD Disclosure

On June 19, 2019, the Company issued a press release announcing the appointment of Azmatali Mehrali as Chief Financial Officer. A copy of the press release is included as an exhibit to this Report.

Section 9-	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Management Employment Agreement dated June 14, 2019

99.1	News Release dated June 19, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET GROUP INC.

Dated: June 19, 2019	By:	/s/ Rubin Schindermann
Chief Executive Officer